Exhibit 99.1

Taylor Acquisition Overview May 18, 2018

Forward Looking Statements Statements made in this presentation or otherwise attributable to the company regarding the company’s business which are not historical fact are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the ability of the parties to successfully consummate the proposed transaction, including receipt of required regulatory approvals and satisfaction of other conditions to closing; the risk that the Middleby and Taylor businesses will not be integrated successfully; the risk that Middleby and Taylor will not realize synergies or other benefits relating to the transaction in the amounts anticipated or within the expected timeframe; the risk that disruption from the transaction could adversely affect relationships with customers, employees, distributors or suppliers; the level of end market activity in Middleby’s and Taylor’s commercial and residential markets; unpredictable difficulties or delays in the development of new product technology; results of pending and future litigation; access to capital; actions of domestic and foreign governments; variability in financing costs; quarterly variations in operating results; dependence on key customers; international exposure; foreign exchange and political risks affecting international sales; changing market conditions; the impact of competitive products and pricing and related market conditions; the timely development and market acceptance of the company‘s products; the availability and cost of raw materials; and other risks detailed herein and from time-to-time in the company‘s SEC filings. 1

THE MIDDLEBY CORPORATION
TAYLOR

Taylor Business Overview

Leading Provider of Soft Serve Ice Cream Freezers, Frozen Drink Machines and Commercial Grills

- World leader in beverage solutions, soft serve and ice cream dispensing equipment, frozen drink machines and automated double-sided grills
- Customers include quick serve and casual dining restaurants, convenience stores, retail, specialty and entertainment / leisure industries
- Primary operations in Rockton, IL and Shanghai, China
- Extensive worldwide distributor network includes 6,500+ factory trained service professionals that provide installation and maintenance support for all products
- ~$315 million of revenue and ~$65 million of Adj. EBITDA in 2017
- Approximately ~25% revenues from recurring parts and services business

Select Customers

Sales by Region


Latin America
~7%
Europe &
Middle East
~20%
North America
~48%
Asia
~25%

2

THE MIDDLEBY CORPORATION TAYLOR

Transaction Financial Considerations

Profitability	• ~$65m EBITDA in 2017 • Targeted synergies in excess of $15 million • Long term plan to increase EBITDA margin to >30% • Expected to be EPS accretive within first year post acquisition
Other Financial Considerations	• **Purchase Price: $1.0bn** ▪ 13.1x 2017A EBITDA (w/338(h)10 benefit)[2] ▪ 10.6x 2017A EBITDA (w/ synergies)[3] • Efficient use of Middleby balance sheet ▪ Financed under existing revolving credit facility ▪ Financing cost: LIBOR + 1.625% ▪ Post transaction leverage expected to be below 3.0x by year-end 2018 • Tax step up election (338(h)10): ▪ NPV of ~$150m

Strengthens MIDD Commercial Foodservice Segment

Middleby Standalone



Residential Kitchen 26%
Commercial Foodservice 59%
Food Processing 15%

$2.3 billion

Post Acquisition



Residential Kitchen 23%
Food Processing 13%
Commercial Foodservice 64%

$2.7 billion[1]

1. 2017A PF revenue.
2. Represents purchase multiple post tax step up election benefit (NPV of ~$150m) deducted from purchase price.
3. Represents purchase multiple post tax step up election benefit and run-rate synergies of ~$15m.

3

THE MIDDLEBY CORPORATION
TAYLOR United Technologies

Strategic Rationale and Industrial Logic

Compelling Strategic Rationale

1 Global Industry Leading Brand

- Elite brand recognized globally and across foodservice segments
- Long-standing relationships with blue-chip customers
- Strong international presence with >50% revenues internationally
- Significant addition and enhancement to Middleby portfolio

2 Complementary Market Leading Product Categories and Innovations

- Industry leading positions in beverage, frozen dessert and automated double-sided grilling
- Significantly enhances Middleby's platform in growing beverage category
- Broadens Middleby's cooking platform with complementary automated grill technology
- Pipeline of new and innovative products

3 Customer Opportunities

- Taylor opportunities with existing Middleby customers
- Broadens product offerings and opportunities with shared existing customers
- Further enhances positions across foodservice market segments
- Organic growth opportunities through technology synergies and acceleration of product introductions

4 Value Creation through Margin Improvement and Synergy Potential

- Long term opportunity to expand EBITDA margins to >30%
- Leverage Middleby core operational and commercial capabilities and expertise in foodservice
- Revenue synergy opportunities
- Accretive to EPS within first year post acquisition

5 Enhances Middleby Overall Leadership Position in Commercial Foodservice Industry

- Brand leadership
- Innovation and technology leadership
- Leading positions in attractive product categories

4

Synergy Overview Identified Cost Synergies Targeted Synergies in Excess of $15 million 5 Other Savings Opportunities ƒReduced parent company corporate costs ƒLeverage combined sales and marketing investments ƒInternational distribution synergies and market coverage ƒVarious spend opportunities resulting from change to a strategic ownership Operational Cost Savings ƒManufacturing efficiencies and industry expertise ƒLeverage Taylor China capabilities and infrastructure Material Cost Savings ƒGreater combined purchasing from common suppliers and purchasing categories ƒCost reduced designs through sharing of engineering capabilities ƒSupply chain efficiencies

THE MIDDLEBY CORPORATION
TAYLOR

Taylor Product Overview

Leading Product Portfolio

Soft Serve, Frozen Yogurt & Shakes

- Single flavor, multi-flavor, combination, and heat treatment freezers
- Innovative models include touch screen or electronic controls with indicator lights
- Advanced models with daily heating and cooling cycles






Smoothies, Frozen Beverages & Blending

- Multi-flavor machines dispense two-to-four individual flavors with consistent quality
- Frozen carbonated beverage machines are infused with carbonated air and available in 2, 3, and 4-barrel models






Double-Sided Grills

- New product line of electric and gas/electric platen grills
- Revolutionary two-sided grilling cooks a frozen patty two-thirds faster than traditional flat grills
- Programmable cook times, pre-set temperatures and consistent product pressure





Parts and Service

- Replacement parts and support services for all Taylor machines available at local distributors
- Over 6,500 factory trained service personnel

Authorized Service TAYLOR® Genuine Parts



6

Summary Considerations Addition of Industry Leading Global Taylor Brand Significantly Enhances Middleby’s Beverage Platform and Offerings Enhances Solutions and Innovation in Automated Cooking Customer Expansion and Organic Growth Opportunities Significant Profitability Margin Expansion EPS Accretive within First Year of Acquisition Further Bolsters Middleby’s Overall Industry Leading Commercial Foodservice Platform 7

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